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                                                                    Exhibit 10.1

                              AMENDMENT AGREEMENT
                              -------------------


     THIS AMENDMENT AGREEMENT (this "Amendment") is made and entered into effective as of the 26th day of April, 2001 by and between GLENAYRE TECHNOLOGIES, INC., a Delaware corporation formerly known as "N-W Group, Inc." (the "Company"), and CLARKE H. BAILEY ("Mr. Bailey").

                             Statement of Purpose
                             --------------------

     The Company and Mr. Bailey entered into a Stock Option Agreement dated as of December 3, 1990, as amended (the "Option Agreement"). Pursuant to the Option Agreement, Mr. Bailey currently holds options to purchase a total of 796,875 shares of the Company's common stock (the "Options"). The Options expire on May 14, 2001. On April 26, 2001, the Board of Directors of the Company approved an amendment to the Option Agreement as hereinafter set forth, as approved and recommended by the Plan Administration Committee of the Board of Directors of the Company.

     NOW, THEREFORE, in consideration of the foregoing Statement of Purpose and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. The Company and Mr. Bailey confirm that all options awarded to Mr. Bailey under the Option Agreement are now fully vested and exercisable.

     2. The Company and Mr. Bailey hereby agree that Paragraph 5 of the Option Agreement is hereby amended to provide that expiration date for all Options is hereby extended from May 14, 2001 to May 14, 2006.

     3. Except as expressly amended hereby, the Option Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first above written.

                                        GLENAYRE TECHNOLOGIES, INC.

                                        By:     _____________________________
                                        Title:  President  & Chief Executive
                                                Officer

                                        _____________________________________
                                        Clarke H. Bailey